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                                                                   Exhibit 10.15


Holders of form promissory note immediately following:


                                                                  PRINCIPAL
                  HOLDER                                           BALANCE

                  Martin H. Marcus                                59,812.00
                  Herbert L. Marcus                              350,000.00
                  Philip M. Cohen                                502,728.00
                  Gregory A. Marcus                              165,820.00
                  Jeffrey S. Marcus                              165,820.00
                  Lynne M. Cohen                                 105,820.00
                  Steven I. Marcus                               175,000.00
                  Catherine R. Huser                             175,000.00
                  Shelley Marcus                                  60,000.00
                  Debra Silverman                                 60,000.00
                  Alexander Marcus                                60,000.00
                  Emily Marcus                                    60,000.00
                  Eric Marcus                                     60,000.00



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THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED JULY
19, 1996, IN FAVOR OF SUMMIT BANK AND EDWARD L. SAMEK, WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL OR INTEREST THEREOF SHALL BECOME DUE OR BE PAID EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.

                                 PROMISSORY NOTE

                                                                   July 19, 1996
$__________                                                      Cleveland, Ohio

         FOR VALUE RECEIVED, the undersigned, MEDIFAX, INC., a Missouri corporation, promises to pay to the order of _______________, an individual resident of the State of Ohio (hereinafter, together with any holder hereof, called "Holder") at 3637 Green Road, Cleveland, Ohio 44122, or at such other place as the Holder may designate in writing to the undersigned, in lawful money of the United States of America, and in immediately available funds, the principal sum of ______________________________ ($__________) together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a rate of eight percent (8%) per annum.

         Accrued interest shall be payable quarterly, commencing on October 1, 1996. The principal amount of this Note shall be payable in four substantially equal annual installments commencing on July 19, 2000 with the final installment due on July 19, 2003 in an amount sufficient to pay in full all principal and all accrued interest then outstanding. Notwithstanding the foregoing, this Note shall accelerate and shall be due and payable in full (i) on the tenth business day following the closing of a firm commitment underwritten initial public offering of the undersigned's common stock; or (ii) upon the sale of all or substantially all of the assets or capital stock of the undersigned or any similar transaction that results in a change of control of the undersigned.

         Interest shall accrue on any amount past due hereunder at a rate equal to two percent (2.0%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

         In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law, and if any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

         The undersigned, at its option, may prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty. All accrued interest on the amount so



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prepaid shall be due and payable with such prepayment. All prepayments of principal shall be applied to the payments due under this Note in reverse order of maturity.

         This Note has been executed and delivered by the undersigned in connection with that certain Transfer Agreement and Plan of Section 351 Exchange dated as of July 19, 1996 by and among the undersigned, Medical records Corp. and the shareholders of Medical Records Corp. (the "Transfer Agreement"). THE OBLIGATIONS OF THE UNDERSIGNED TO MAKE PAYMENTS UNDER THIS NOTE ARE SUBJECT TO THE TERMS OF ARTICLE X OF THE TRANSFER AGREEMENT, INCLUDING THE UNDERSIGNED'S RIGHT TO OFFSET THE AMOUNT PAYABLE UNDER THIS NOTE.

         An "Event of Default" under this Note shall occur upon: (i) failure of the undersigned to pay any principal, interest or other amount due hereunder when due and such failure shall continue for 5 business days following the receipt of written notice to the undersigned of such default; (ii) the undersigned shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; or (e) make a general assignment for the benefit of creditors; (iii) a case or other proceeding shall be commenced against the undersigned in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the undersigned or all or any substantial part of the assets, domestic or foreign, of the undersigned.

         Upon the occurrence of an Event of Default (other than an Event of Default described in clause (ii) or (iii) of the definition thereof), any and all of the obligations hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (ii) or (iii) of the definition thereof, any and all of the obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

         The undersigned shall pay all expenses of the Holder in the collection of this Note after the occurrence of an Event of Default, including reasonable attorneys' fees, if this Note is collected by or through an attorney-at-law.

         Time is of the essence with respect to this Note.



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         No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

         The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO.

         This Note shall be binding upon the successors and assigns of the undersigned and shall inure to the benefit of the Holder and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note under seal as of the date and year first written above.

                                  MEDIFAX, INC.



                                                By:      /s/ Edward L. Samek
                                                   -----------------------------
                                                         Edward L. Samek
                                                         President



                                                [CORPORATE SEAL]



                                                Address for Notices



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